UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2008

IXI Mobile, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51259	20-2374143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Shoreway Road, Suite 380, Belmont, California	94002
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (650) 551-0600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into A Material Definitive Agreement

On March 28, 2008, IXI Mobile, Inc. (the “Company”) entered into amendments to its outstanding loan agreements with Southpoint Master Fund L.P. and Gemini Israel Funds, as well as of the guaranty by Gemini Israel Funds of the Company’s line of credit from Bank Leumi Le’Israel Ltd., to (1) extend the maturity date of all principal payments under the loan arrangements from June 2008 and June 2009 to June 5, 2010, (2) increase the interest rate from 10% to 20%, effective April 1, 2008, (3) capitalize all interest payments, including any accrued and unpaid interest, and (4) amend the prepayment provisions upon a change of control to provide that the interest payable shall be calculated through the maturity date of June 5, 2010. As a result, at March 31, 2008, the principal amount outstanding under the loan arrangements is $14 million in the aggregate, including an aggregate of approximately $3.3 million of accrued and unpaid interest.

On March 31, 2008, the Company issued a press release announcing the amendments to its loan arrangements and line of credit guaranty described in this Item 1.01. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Number	Description
10.1
Third Amendment, dated March 28, 2008, by and among IXI Mobile (R&D) Ltd., IXI Mobile, Inc. and Southpoint Master Fund L.P., to the Loan Agreement, dated June 19, 2006, as previously amended by the First Amendment thereto, dated June 26, 2006 and the Second Amendment thereto, dated December 5, 2006.

10.2
Second Amendment, dated March 28, 2008, by and among IXI Mobile, Inc, IXI Mobile (R&D) Ltd. and Gemini Israel Funds to the Letter Agreement, executed June 20, 2006 and effective June 19, 2006, as previously amended by the First Amendment thereto, dated December 26, 2006.

10.3	First Amendment, dated March 28, 2008, by and among IXI Mobile (R&D) Ltd., IXI Mobile, Inc. and Southpoint Master Fund L.P. to the Loan Agreement, dated March 28, 2007.
10.4	First Amendment, dated March 28, 2008, by and among IXI Mobile, Inc, IXI Mobile (R&D) Ltd. and Gemini Israel Funds to Letter Agreement, dated March 28, 2007.
99.1	Press Release dated March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2008
IXI Mobile, Inc.
(Registrant)

By: /s/ Lihi Segal
Name: Lihi Segal
Title: Chief Financial Officer